Asset Retirement Obligations	6 Months Ended
Jun. 30, 2024
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Asset Retirement Obligations	Note 11 - Asset Retirement Obligations
(Amounts in thousands, except per share and per unit data)
The Group records a liability for the present value of the estimated future decommissioning costs on its natural gas and oil properties. Although productive life varies within the Group’s well portfolio, the Group presently expects all of its existing wells to have reached the end of their economic lives and be retired by approximately 2095, consistent with the Group’s reserve calculations which were independently evaluated by third-party engineers for the year ended December 31, 2023. The Group also records a liability for the future cost of decommissioning its production facilities and pipelines when required by contract, statute, or constructive obligation. During the six months ended June 30, 2024 and year ended December 31,
2023, the Group was not subject to any contractual agreements or statutes that imposed material obligations.
In estimating the present value of future decommissioning costs of natural gas and oil properties, the Group takes into account the number and state jurisdictions of wells, current costs to decommission by state and well type, and the Group’s retirement plan which is based on state requirements and the Group’s retirement capacity over the producing lives of the Group’s well portfolio. The Directors’ assumptions are based on the current economic environment and represent what the Directors believe is a reasonable basis upon which to estimate the future liability. However, actual decommissioning costs will ultimately depend upon future market prices at the time the decommissioning services are performed. Furthermore, the timing of decommissioning will vary depending on when the fields cease production, making the determination dependent upon future natural gas and oil prices, which are inherently uncertain.
The Group applies a contingency allowance for annual inflationary cost increases to its current cost expectations then discounts the resulting cash flows using a credit adjusted risk free discount rate. The inflationary adjustment is a U.S. long-term 10-year rate sourced from consensus economics. When determining the discount rate of the liability, the Group evaluates treasury rates as well as the Bloomberg 15-year U.S. Energy BB and BBB bond index which economically aligns with the underlying long-term and unsecured liability. Based on this evaluation the net discount rate used in the calculation of the decommissioning liability in 2024 and 2023 was 3.7% and 3.4%, respectively.
The composition of the provision for asset retirement obligations at the reporting date was as follows for the periods presented:

	Six Months Ended	Year Ended
	June 30, 2024	December 31, 2023
Balance at beginning of period	$506,648	$457,083
Additions(a)	63,770	3,250
Accretion	14,667	26,926
Plugging costs	(3,587)	(5,961)
Divestitures(b)	—	(17,300)
Revisions to estimate(c)	(65,407)	42,650
Balance at end of period	$516,091	$506,648
LESS: Current asset retirement obligations	5,156	5,402
Non-current asset retirement obligations	$510,935	$501,246
(a)Refer to Note 4 for additional information regarding acquisitions and divestitures.
(b)Associated with the divestiture of natural gas and oil properties. Refer to Note 4 for additional information.
(c)As of June 30, 2024, the Group performed normal revisions to its asset retirement obligations, which resulted in a $65,407 decrease in the liability. This decrease was primarily due to a $65,407 decrease attributable to a higher discount rate as a result of an increase in bond yield volatility over the first half of the year. As of December
31, 2023, the Group performed normal revisions to its asset retirement obligations, which resulted in a $42,650 increase in the liability. This increase was comprised of a
$27,830 increase attributable to a lower discount rate as a result of slightly decreased bond yields as compared to the previous year as inflation began to increase at a lower rate and a $16,059 increase for cost revisions based on the Group’s recent asset retirement experiences. Partially offsetting this increase was a $1,239 change attributed to retirement timing.
Changes to assumptions for the estimation of the Group’s asset retirement obligations could result in a material change in the carrying value of the liability. A reasonably possible change in assumptions could have the following impact on the Group’s asset retirement obligations as of June 30, 2024:

ARO Sensitivity	Scenario 1(a)	Scenario 2(b)
Discount rate	$(132,932)	$924,398
Timing	32,694	(35,590)
Cost	51,516	(51,516)
(a)Scenario 1 assumes an increase of the BBB 15-year discount rate to approximately 7% (which is one of the highest rates observed since 2020), a 10% increase in cost and a 10% increase in timing by assuming the addition of one plugging rig, which would accelerate retirement plans. All of these scenarios have been either historically observed or are considered reasonably possible.
(b)Scenario 2 assumes a decrease of the BBB 15-year discount rate to approximately 3% (which is one of the lowest rates observed since 2020), a 10% decrease in cost and a 10% decrease in timing by assuming the loss of one plugging rig, which would delay retirement plans. All of these scenarios have been either historically observed or are considered reasonably possible.